

REGENCY
ENERGY PARTNERS

Regency Energy Partners
Wachovia MLP Conference
December 2008



Forward Looking Statements

This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those discussed during this presentation.

Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering, processing, transportation and marketing of natural gas, and in the natural gas compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Managing Through Challenging Times

- Mission and Objectives
- Strong Foundation of Assets
- Fee-based Growth
- Summary

Mission And Objectives

Long Term Mission and Key Objective

REGENCY ENERGY PARTNERS

Mission		Key Objective
Provide consistent growth in unit holder value	+	Achieve investment grade status

Implications

- Obtain scale in our business segments and regions
- Manage using a results-oriented organizational philosophy
- Balance our business profile - by sector, region and commodity exposure
- Enhance our financial strength

Near Term - 2009 and 2010 Key Objectives

Key Objectives	
Reduce our dependence on capital markets	▶ Reduced our growth capital budgets by $850 million (50%) - Base business reduced from $600 million to $200 million - Redesigned and downsized Haynesville project reduces capital requirements by $450 million
Invest in fee-based assets	▶ Revised Haynesville project retains over 1 Bcf/d of capacity and provides ability for future expansion of pipeline ▶ Continued investment in contract compression segment
Disciplined cost management	▶ Streamline operations across all business segments
Limit commodity exposure	▶ Hedged 93% of 2009 and 40% of 2010 equity liquid volumes ▶ Approximately 2/3 of expected natural gas exposure is hedged in 2009 ▶ About 70% of expected condensate volumes hedged through 2010

[1] Excluding capitalized interest and labor

Strong Foundation of Assets


STOCKHAM
STEEL

Strong Foundation – Gathering & Processing Overview

REGENCY ENERGY PARTNERS

Regency's operations are located in Texas, Louisiana, Kansas, Oklahoma and Arkansas



Colorado
Kansas
Oklahoma
Arkansas
Texas
Louisiana

Mid-Continent	
Plants[1]	1
Gathering System Length (Miles)	3,470
Compression (HP)	105,630
Plant Capacity (MMcf/d)	50

West Texas	
Plants	1
Gathering System Length (Miles)	750
Compression (HP)	47,000
Plant Capacity (MMcf/d)	125

East Texas	
Plants	1
Gathering System Length (Miles)	371
Compression (HP)	25,665
Plant Capacity (MMcf/d)	65

North Louisiana	
Gathering	
Plants	4
Gathering System Miles	680
Compression (HP)	39,100
Plant Capacity (MMcf/d)	510

South Texas	
Treating Facilities	2
Gathering System Length (Miles)	623
Compression (HP)	27,828
Plant Capacity (MMcf/d)	175

- Contract Compression Operating Base
- Gathering & Transportation Systems
- Treating/Processing Facility
- Regency Regional Offices
- Regency Corporate Headquarters

[1] Excludes the idle Lakin plant

Strong Foundation - Contract Compression Asset Overview

REGENCY ENERGY PARTNERS

Core compression operations are located in Texas, Louisiana and Arkansas

HP by Region[1]

Region	Total HP
Southwest	31%
Southeast	16%
Northwest	17%
Northeast	36%

HP by Size

HP Range	Total HP	% of HP	# of Units
0-499	56,178	8%	337
500-999	82,016	11%	132
1,000 and over	604,610	81%	404
Total	742,804	100%	873



Southwest Region
Southeast Region
Northwest Region
Northeast Region

[1] As of 9/30/08

Strong Foundation - Contract Compression Horsepower Growth

Contract Compression has seen impressive year-over-year growth in horsepower



Horsepower
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
CAGR 39.4%
213,744
275,718
414,535
568,227
742,804
2004
2005
2006
2007
9/30/2008
375,561
153,499
213,744
New Customer Growth
Growth in HP from 2004 Customers
100% Retention of 2004 Customers

- 81% of revenue generating horsepower are in larger horsepower units (>1000 HP)

Strong Foundation - Transportation Asset Overview

Connecting constrained supply to premium markets


NORTH LOUISIANA
AREA MAP
ARKANSAS
LOUISIANA
TEXAS
LOUISIANA
WASKOM
FIELD
ADA
FIELD
SLIGO
FIELD
SIBLEY
FIELD
VERNON
FIELD
DRISCOLL
FIELD
ELM GROVE
FIELD
VIXON
FIELD
WINNSBORO
EXTENSION
CARTHAGE
FIELD

Major Shippers

Petrohawk	BP
EXCO	JW Operating
Union Power	El Paso Production

Markets Served

Union Power Swepco

Major Pipeline Interconnections

Texas Gas	Southern Natural
Tennessee	ANR
Trunkline	Columbia Gulf

Firm Transportation Commitments

Fully Subscribed

Posted Capacity

910,000 Mcfd

- **Regency Intrastate Gas System (RIGS), a 320-mile natural gas pipeline in north Louisiana**
  - Transports natural gas primarily from northwest Louisiana to northeast Louisiana where it connects to a number of interstate and intrastate markets
  - Connected to 10-mile FERC regulated interstate pipeline (Gulf States Transmission)
  - Provides platform for Regency Gas Marketing
  - Connects Regency gathering systems to markets
  - Foundation for the Haynesville Expansion Project

Strong Foundation - Solid Financial Performance

Total Revenue



$ in millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$897
$1,190
$1,499
26%
2006
2007
2008 YTD ¹

Adjusted Total Segment Margin



$ in millions
$350
$300
$250
$200
$150
$100
$50
$0
$154
$229
$330
44%
2006
2007
2008 YTD ¹
Gathering and Processing
Transportation
Contract Compression

Adjusted EBITDA



$ in millions
$250
$200
$150
$100
$50
$0
$93
$142
$194
37%
2006
2007
2008 YTD ¹



Total Throughput
MMBtu/d (000s)
1,600
1,400
1,200
1,000
800
600
400
200
0
1,008
1,274
1,501
18%
2006
2007
2008 YTD ¹
Gathering and Processing
Shared Volumes
Transportation

¹ YTD September 30, 2008

Strong Foundation - Changing Business Mix

REGENCY ENERGY PARTNERS

Growing our fee-based transportation and contract compression businesses



Adjusted Segment Margin
$ in millions
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
CAGR 52%
$76
$88
$154
$229
$404
2004
2005
2006
2007
2008E
Gathering and Processing
Transportation
Contract Compression

Strong Foundation – Significant Fee-Based Shift in 2008

With the acquisitions of FrontStreet, CDM, and Nexus, a significantly larger portion of Regency's total segment margin is derived from fee-based businesses

Total Segment Margin



Pre Acquisitions
Q4 2007
2%
26%
43%
29%
Post Acquisitions
Q3 2008
5%
16%
18%
61%
Fee Based
Hedged Hydrocarbon
Unhedged Hydrocarbon
Other Hydrocarbon

Strong Foundation - Continued Stability of Cash Flows

Regency targets 85%, 75%, and 50% hedge ratios at years 1, 2, and 3 for NGL's and a 70% hedged ratio on condensate for all three years



NGL Equity Production vs. Hedged
Bbl/d
7,000
6,000
5,000
4,000
3,000
2,000
1,000
5,776
5,110
4,382
5,120
4,544
4,485
82%
92%
107%
92%
97%
34%
1Q 2008
2Q 2008
3Q 2008
4Q 2008
2009
2010
Equity Production
Hedge



Condensate Equity Production vs. Hedged
Bbl/d
1,000
900
800
700
600
500
400
300
852
920
930
922
896
879
76%
71%
70%
70%
73%
74%
1Q 2008
2Q 2008
3Q 2008
4Q 2008
2009
2010
Equity Production
Hedge

- **Approximately 2/3 of expected natural gas exposure is hedged in 2009**

Strong Foundation – Continued Stability of Cash Flows

On average, Regency's executed hedge pricing increases over time, which translates into built-in growth in adjusted segment margin

Executed Hedges by Product:

	4 Q 2008		2009		2010	
	Bbl/d	Price[1]	Bbl/d	Price	Bbl/d	Price
Ethane	2,034	$0.6004	1,920	$0.8000	N/A	N/A
Propane	1,336	$0.9937	1,160	$1.0991	740	$1.5325
Iso Butane	N/A	N/A	260	$1.6850	170	$1.9150
Normal Butane	868	$1.1881	500	$1.1254	320	$1.8950
Natural Gasoline	448	$1.4978	560	$1.7030	290	$2.5300
WTI	650	$68.38	650	$68.17	650	$121.30
Natural Gas (Mmbtu/d)	N/A	N/A	10,000	$6.6875	N/A	N/A

[1] WTI prices in $/bbl; WTI Natural Gas prices in $/Mmbtu; all other prices in $/gallon

Strong Foundation- 2009 DCF Analysis

DCF Sensitivity to Commodity Price Changes, 2009

Change in WTI Price ($/bbl)

Change in Natural Gas Price ($/MMbtu)

$ millions	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (4.4)	$ (2.1)	$ 0.2
Flat	$ (2.3)	$ -	$ 2.3
Increase $1.00	$ 0.2	$ 2.1	$ 4.4

- **Regency has length in natural gas due to a concerted effort to minimize keepwhole exposure**
- **At many of our processing facilities, Regency has the ability to reject some level of ethane, which will minimize downward DCF impact in negative frac spread environments**
- **A $10.00 Bbl movement in Crude pricing will result in a $2.3 million change in Regency's full year DCF**
- **A $1.00 Mmbtu movement in Natural Gas pricing will result in a $2.1 million change in Regency's full year DCF**

Fee-based Growth

Fee-Based Growth - Base Business

REGENCY ENERGY PARTNERS

Of the $200 million base business growth capital planned for 2009 and 2010, at least 75% will be spent on fee-based margins

- Historical returns on organic growth projects have been producing returns at 6x adjusted EBITDA
- Target asset IRR range for gathering & processing and transportation segments are 12 - 20%
- Target asset IRR range for contract compression segment is 12 - 16%

Fee-Based Growth – Haynesville Producer Acreage

REGENCY ENERGY PARTNERS

Approximately 2.9 million acres have been leased in the Haynesville area



MARION
HARRISON
GREGG
RUSK
TEXAS
PANOLA
SHELBY
CADDO
SHREVEPORT
BOSSIER
WEBSTER
LINCOLN
BIENVILLE
RED RIVER
DE SOTO
SABINE
WINN
LOUISIANA
N
LEGEND
Anadarko
Berry
Cabot
Chesapeake
Comstock
Cubic Energy
Devon
El Paso
Encana/Shell
Exco Resources
Forest
GMX
Goodrich
Noble Energy
Penn
Petrohawk
Questar
St. Mary
XTO
Existing Pipeline
Expansion Pipeline
TRISTONE CAPITAL

[1] Tristone Report, June 2008, updated with recent public announcements

Fee-Based Growth – Haynesville Producer Acreage Detail

REGENCY ENERGY PARTNERS

Commercial Potential[1]

Producer	Net Acreage	Drilling Locations (80 acre spacing)	Unrisked Reserve Potential (Bcf)	Risked Reserve Potential (Bcf)
Chesapeake[2]	550,000	6,875	30,938	15,469
Devon	483,000	6,038	7,638	3,819
EnCana Corp.	400,000	5,000	18,281	9,141
Petrohawk Energy Corp.	300,000	3,750	16,875	8,438
Shell Western E&P, Inc.	175,000	2,188	9,844	4,922
Cabot	135,000	1,688	5,625	2,813
Exco Resources	120,000	1,500	6,750	3,375
XTO Energy	100,000	1,250	5,625	2,813
Anadarko	80,000	1,000	4,500	2,250
EOG Resources	60,000	750	3,375	1,688
Penn Virginia	61,000	763	3,038	1,519
Comstock	70,000	875	2,981	1,491
St. Mary's Land & Exploration	50,000	625	2,813	1,406
Questar	30,150	377	7,313	3,656
Forest Oil	90,000	1,125	2,644	1,322
GMX Resources	38,455	481	1,547	774
El Paso	42,500	531	1,519	759
Goodrich Petroleum	60,500	756	1,266	633
Noble Energy	19,000	238	1,069	534
Cubic Energy	6,326	79	356	178
Berry	4,500	56	253	127
Total	2,875,431	35,943	134,250	67,127

1 Tristone Report, June 2008, updated where appropriate
2 Includes 20% interest sold to Plains

REGENCY ENERGY PARTNERS

Total play forecasted to peak at 4.0 Bcf/d by end of 2014[1]

Company[2]	Well Information	Headline
Petrohawk	5 wells completed	▪ First five wells placed into production with rates between 15 and 20 Mmcfe/d ▪ Currently completing 6-7 wells/month ▪ 10 more wells expected to be completed by YE2008 ▪ Expects to drill 140 wells in 2009
Exco Resources	9 wells completed	▪ Plans to drill 17 vertical and 3 horizontal wells in 2008 ▪ Initial productions rates ranged between 0.8-2.8 MMcf/d
Chesapeake	17 wells completed	▪ Net production of 50 MMcf/d, reaching 80 MMcf/d by year end 2008
EnCana/Shell	5 wells completed (3 vertical / 2 horizontal)	▪ First and second horizontal wells flowed at initial two-day rates of 8 and 15 MMcf/d
Penn Virginia	5 wells completed	▪ First horizontal well flowed at initial production rate of 8 MMcf/d ▪ Up to 14 wells planned by year-end 2008

- Producers' estimates of recoverable reserves are ranging from 34-251 Tcf[3]
- Published expected ultimate recovery (EUR) figures range from 4.5 - 8.5 Bcfe[1]

1 Wood Mackenzie, Upstream Insight, July 2008
2 Source: Company reports; RBC Haynesville-Lower Bossier Updated October 22, 2008
3 Navigant report, July 2008

Fee-Based Growth - Haynesville Project Comparison

Revised project will add 128 miles of pipeline (ranging in diameter from 36" to 42") and 12,500 HP of compression to existing RIGS system and is subject to obtaining financing

	Original Project	Revised Project
Miles Pipe	204	128
Compression (HP)	49,000	12,500
Volume	Phase I: 300 MMcf/d Phase II: 1.45 Bcf/d	1.1 Bcf/d
Cost ($ in millions)[1]	$1,084	$650
In Service Date	Phase I: First-half of 2009 Phase II: On-line end of 2009 & fully operational in Q1 2010	One phase: On-line end of 2009

[1] Excludes capitalized interest and labor costs

With the pro forma Haynesville Project and base growth capital we expect that a more significant portion of Regency's total segment margin is derived from fee-based business

Total Segment Margin



Q3 2008
Pro Forma Estimate
5%
16%
18%
61%
3%
16%
12%
69%
Fee Based
Hedged Hydrocarbon
Unhedged Hydrocarbon
Other Hydrocarbon

Managing Through Challenging Times

With the higher cost of capital our sector is facing, Regency has prudently adapted with a focus on maintaining a solid balance sheet and preserving unitholder value by:

Optimizing our strong foundation of assets

↓

Reducing our growth capital requirements by 50% to $850 million for 2009 and 2010[1]

↓

Increasing our fee-based margin in the transportation and contract compression segment

↓

Managing volatility through a strong hedging program

[1] Growth capital budget currently includes our revised $650 million Haynesville project, which is contingent on obtaining financing

Non-GAAP Reconciliations

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

Non-GAAP Adjusted Segment Margin to GAAP Net Income (Loss)

($ in thousands)	2006	2007	2008 YTD
Net income (loss)	$ (7,244)	$ (13,836)	$ 69,227
Add/Deduct			
Operation and maintenance	39,496	58,000	95,049
General and administrative	22,826	39,713	38,784
Management services termination fee	12,542	-	3,888
Transaction expense	2,041	420	536
Loss (gain) on sale of assets	-	1,522	434
Depreciation and amortization	39,654	55,074	74,638
Interest expense, net	37,182	52,016	48,261
Loss on debt refinancing	10,761	21,200	-
Other income and deductions, net	(839)	(1,252)	(450)
Minority interest	-	305	165
Equity Income	-	-	-
Discontinued Operations	-	-	-
Income tax expense (benefit)	-	931	142
Total Segment Margin	156,419	214,093	330,674
Non-cash loss (gain) from risk management activities	(6,158)	11,500	(1,017)
Non-cash put option expiration	3,658	3,059	-
Adjusted Total Segment Margin	153,919	228,652	329,657
Transportation segment margin	45,047	59,332	58,215
Non-cash loss (gain) from risk management activities	-	(390)	-
Adjusted Segment Margin for Transportation	45,047	58,942	58,215
Contract Compression Segment Margin	-	-	85,321
Adjusted Segment Margin for Gathering and Processing	$108,872	$169,710	$ 186,121

Non-GAAP Reconciliation

Non-GAAP Adjusted EBITDA to GAAP Net Income (Loss)

($ in thousands)	2006	2007	2008 YTD
Net income (loss)	$ (7,244)	$ (13,836)	$ 69,227
Income tax expense (benefit)	-	931	142
Interest expense, net	37,182	52,016	48,261
Depreciation and amortization	39,654	55,074	74,638
EBITDA (a)	$ 69,592	$ 94,185	$ 192,268
Non-cash loss (gain) from risk management activities	(6,158)	11,500	(1,017)
Non-cash put option expiration	3,658	3,059	-
LTIP accelerated vesting charge	-	11,928	-
Loss (gain) on sale of assets	-	1,522	434
Loss on debt refinancing	10,761	21,200	-
Management services termination fee	12,542	-	3,888
Acquisition expenses	2,041	420	492
Compressor insurance proceeds	-	(1,741)	-
Other income/expense	15	6	(2,229)
Management fee	360	-	-
Adjusted EBITDA	$ 92,811	$ 142,079	$ 193,836

a) Earnings before interest, taxes, depreciation and amortization